================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2008

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)

        California                     000-14266                95-2746949
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                         9595 Wilshire Blvd., Suite 700
                         Beverly Hills, California 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

================================================================================

FORWARD LOOKING STATEMENTS

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

      Between July 7, 2008 and August 5, 2008, the Registrant entered into four agreements pursuant to which it has issued 325,520,800 pre-split shares of its common stock, and 700,000 post-split shares of its common stock (the "Shares"). The offers and sales of the Shares were made in private transactions not involving a public offering, without any general solicitation or advertising, to entities with preexisting relationships with the Registrant and, accordingly, are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) of the Securities Act.

      Prior to the Registrant's July 25, 2008 reverse stock split in the ratio of two-hundred for one (200:1), 210,937,500 shares were issued at a price of $0.0001 per share in exchange for the surrender and cancellation of an aggregate of $21,093.75 of indebtedness owed by the Registrant to the recipients of those Shares; and, 114,583,300 shares were issued at a price of $0.0001 per share in exchange for the surrender and cancellation of an aggregate of $11,458.33 of indebtedness owed by the Registrant to the recipients of those Shares

      Subsequent to the Registrant's July 25, 2008 reverse stock split in the ratio of two-hundred for one (200:1), 300,000 Shares were issued at a price of $0.015 per share in exchange for the surrender and cancellation of an aggregate of $4,500.00 of indebtedness owed by the Registrant to the recipients of those Shares; and, 400,000 Shares were issued at a price of $0.015 per share in exchange for the surrender and cancellation of an aggregate of $6,000.00 of indebtedness owed by the Registrant to the recipients of those Shares. The Registrant has not received and will not receive any other consideration for these issuances.

                            [SIGNATURES PAGE FOLLOWS]

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNIVERSAL DETECTION TECHNOLOGY

By:   /s/ Jacques Tizabi
      Jacques Tizabi
      Chief Executive Officer
      Dated: August 8, 2008